PLAYAS DE ROSARITO
VI AYUNTAMIENTO 2013 - 2016

GOBIERNO QUE ENTIENDE Y ATIENDE

Playas de Rosarito, B. C. 31 de Marzo del 2014.

H. AYUNTAMIENTO DE PLAYAS DE ROSARITO
DESPACHADO
08 ABR 2014
DIRECCION DE CONTROL URBANO

C. RUBEN BONILLA RODRIGUEZ.
C. MUCIÑO QUIÑONES JOSE LUIS.
PROPIETARIOS DE PREDIOS
TRATAMIENTOS AMBIENTALES SCORPION S.A. DE C.V
SOLICITANTE
P R E S E N T E.-

Por medio del presente y en seguimiento a la solicitud US/75/2014, recibida por esta Dirección, en la cual se solicita **OPINION TECNICA** de Uso de Suelo para **CONSTRUCCION DE UNA PLANTA PROCESADORA DE RESIDUOS A BASE DE TERMO OXIDACION (superficie de 16.06.71.50 hectareas)**, con ubicación en parcelas No. 45 Y 46, Ejido Plan Libertador, Km 35+ 000 Bulevar 2000 Ros-Tij., de este Municipio de Playas de Rosarito, B. C.

Una vez analizados los lineamientos del Programa de Desarrollo Urbano del Centro de Población de Playas de Rosarito B. C., 2007-2020 (PDUCP-PR) publicado en el Periódico Oficial número 43 del Estado de B. C., el 19 de Octubre de 2007, las variables urbanas que inciden en la zona así como la inspección física al predio se encontraron los siguientes Puntos:

1. En la Carta de Estructura Urbana Propuesta para el año 2020 del PDUCP-PR (según anexo de la carta plano D5), la zona se clasifica con uso de suelo: **ARC: ÁREA DE RESERVACIÓN CASUÍSTICA.**
2. Para atender condiciones de uso de suelo no previstos en el presente programa (2007-2020 (PDUCP-PR), se recurrirá a emplear el concepto de ANALISIS CASUISTICO de manera que toda propuesta de uso sea técnicamente evaluada antes de ser aceptada o rechazada. Para el caso de los destinos que son los fines públicos a los que se dedicaran los suelos, en cuyo caso si la propiedad es de carácter privado se atenderá a lo dispuesto por la Ley de Desarrollo Urbano, que señala el procedimiento para asegurar el futuro del predio.
3. En el punto 3.12.3 Tabla compatible de uso de suelo indicado lo zonifica como área de reserva, uso de suelo C. Industrial: **CONDICIONADO.**
4. En el Nivel Antecedentes del PDUCP-PR para el estudio y análisis del área urbana clasifica la ciudad en 14 sectores, en este caso la zona se ubica en el Limite del centro de Población de Rosarito.
5. En su Nivel Normativo el PDUCP-PR señala como objetivos particulares en cuanto a imagen urbana, se busca definir una imagen urbana distintiva para Playas de Rosarito, mediante la reglamentación de los nuevos desarrollos y la recomposición de la imagen en los corredores urbanos actuales. Todo en función del carácter urbano turístico que guarda la ciudad en la región.
6. En el punto Norma y criterios del Suelo, considera condicionantes a la topografía, la vulnerabilidad geológica y los riesgos urbanos. Dentro de la Valoración por configuración topográfica considera rangos de aptitud de uso de suelo como se describe a continuación:

• Pendiente	0%-2%	**CONDICIONADO**
• Pendiente	3% al 15%	**APTO**
• Pendiente	16% al 35%	**CONDICIONADO**
• Pendiente	Mayor a 35%	**NO APTO**

DIRECCION DE CONTROL URBANO

7. Con base a los Criterios de Desarrollo Urbano, publicados en el Diario Oficial de la Federación el 14 de agosto de 1990, que tienen el propósito esencial de lograr la integración de un instrumento básico de referencia que contribuya a evitar situaciones críticas en el desarrollo de los centros de población. En lo relativo a Ocupación Territorial señala lo siguiente:
   a. **O.4.** No se debe permitir el desarrollo urbano en: áreas susceptibles a derrumbes o deslizamientos, sobre o al pié de laderas, cuyo material sea poco coherente y de adherencia

frágil, con tendencia al desprendimiento por intensas lluvias, sobresaturación hidráulica, sobrepeso, o movimientos vibratorios o sísmicos, dejando una franja mínima de seguridad de 25 metros entre las bases de éstas y el desarrollo. Al pié de taludes artificiales en el margen mínimo de seguridad señalado anteriormente.

b. **O.5.** No se debe permitir el desarrollo urbano en zonas con relieve muy accidentado o con pendientes mayores al 35%.

c. **O.8.** No se debe permitir el desarrollo urbano en el interior u orillas de los lechos de los lagos, lagunas y presas, o en los cauces de ríos, arroyos y canales. La prohibición incluye el estricto respeto a la franja de protección determinada por el registro máximo de caudal en sus superficies o secciones, en los últimos 20 años y con una distancia mínima de 15 metros de esta cota; no se debe permitir el desarrollo urbano en terrenos sobre depresiones del relieve, altamente inundables por la impermeabilización de suelo durante los periodos intensos o constantes de lluvias, o terrenos pantanosos.

d. **U.3.** Cualquier uso habitacional, deberá estar alejado como mínimo a 30 metros de una línea de transmisión eléctrica de alta tensión.

8. En base al Reglamento de la ley de Desarrollo Urbano art. 77 y norma general de ordenación 19 : estudio de impacto urbano. Previo al registro de cualquier manifestación, licencia, permiso o autorización, quienes pretendan llevar a cabo alguno de los siguientes proyectos, requerirán el dictamen de la Secretaria de Desarrollo Urbano en materia de impacto urbano o urbano ambiental:

   I Proyectos de vivienda con más de 10000 m2 de construcción.

   II Proyectos de oficinas, comercios, servicios, industria o equipamiento con más de 5000 m2 de construcción.

9. Con base en el Reglamento de la Ley de Edificaciones para el Municipio de Playas de Rosarito, Baja California, establece lo siguiente:

10. De acuerdo a inspección realizada se localizo las parcelas No. 45 y No. 46, se registran terrenos deshabitados y caminos de acceso transitables a la zona a base de terracería, se observan parcialmente secciones con cortes al terreno, producto del acondicionamiento temporal efectuadas con maquinaria pesada a dichos accesos y en su mayor amplitud áreas verdes, vírgenes y naturales, los terrenos no presentan pendientes arriba del 35% ni áreas con relieves muy accidentadas, colindan al norte con parcela No. 40, al este con parcela No.41, al sur con la línea limite del centro de población de rosarito y el bulevar corredor 2000 y al oeste con parcelas Nos. 44 y 47.

11. En congruencia con lo anterior y con fundamento en lo dispuesto por el artículo 115 Constitucional, la Ley de Desarrollo Urbano del Estado de Baja California, el Decreto No. 166, que aprueba la creación del Municipio de Playas de Rosarito publicado en el Periódico Oficial el 21 de Julio de 1995, la Ley de Edificaciones, la Ley del Equilibrio Ecológico y Protección al Ambiente, los Reglamentos derivados de los mismos; así como la inspección realizada, esta Dirección emite **OPINION TECNICA DE USO DE SUELO FAVORABLE** para **CONSTRUCCION DE UNA PLANTA PROCESADORA DE BASURA A BASE DE TERMO OXIDACION,** pero condicionado a lo siguiente:

a) La presente Opinión Técnica condicionada en materia de uso de suelo, se otorga sin perjuicio de las demás autorizaciones que correspondan a otras instituciones.
b) Se otorga la presente, en la inteligencia, que podrá ser modificado o adecuado su contenido, en su oportunidad por así considerarlo los programas, leyes y reglamentos relativos al Desarrollo Urbano así como la autoridad competente que lo requiera.
c) Las obras de protección realizadas o que deban realizarse para mitigar afectaciones por naturaleza son responsabilidad del desarrollador.
d) Deberá pasar al departamento de Gestión Ambiental y Ecología Municipal para tramitar su licencia correspondiente.
e) Deberá presentar documentación que acredite la contratación vigente del servicio de manejo, recolección periódica y disposición final de basura orgánica e inorgánica así como de residuos contaminantes que se pudiesen generar.

DIRECCION CONTROL URBANO

f) Presentar estudio de mecánica de suelo en áreas donde se ubicara la planta.

g) Deberá presentar factibilidad de PEMEX para su proyecto.
h) Deberá presentar factibilidad de C.F.E. para su proyecto.
i) Deberá presentar factibilidad de C.E.S.P.T. para su proyecto.
j) Deberá presentar factibilidad de CONAGUA para su proyecto.
k) Deberá presentar factibilidad de S.C.T. para su proyecto.
l) Deberá presentar copia de la resolución del Manifiesto de Impacto Ambiental y el estudio de Riesgos, que emite la Dirección de Ecología del Estado.
m) Exhibir póliza de seguro para la reparación de daños a terceros, en caso de que sea otorgada la licencia.
n) Deberá anexar copia de los documentos solicitados en los incisos anteriores y presentar el proyecto ejecutivo (planta de conjunto indicando la integración de este proyecto con el resto del predio, fachadas y planta arquitectónica.
o) Deberá presentar Estudio de Impacto Urbano al Departamento de Uso de Suelo.
p) Las condicionantes antes mencionadas serán revisadas por este departamento al tramitar su Dictamen de Uso de Suelo, cumpliendo con los requisitos que establece el Registro Municipal de Trámites.
q) Esta FACTIBILIDAD de uso de suelo procede únicamente para los términos solicitados y se le apercibe que de presentarse *RECHAZO SOCIAL JUSTIFICADO* o cualquier otra afectación comprobable de riesgo para la salud a los habitantes de la zona durante el periodo de construcción y operación de esta planta, así como el que incumpla las condicionantes establecidas en esta resolución, la presente será revocada.

NOTA IMPORTANTE: EL PRESENTE OFICIO NO ES UN PERMISO DE CONSTRUCCION, NI DE OPERACIÓN Y EN EL CASO DE FALSEDAD DE INFORMACION RECIBIDA EN LOS DOCUMENTOS DE PROPIEDAD O CUALQUIER INFORMACION, AUTOMATICAMENTE ESTE OFICIO QUEDA ANULADO.

Para cualquier modificación que surja con fines de mejorar el inmueble, el proyecto deberá de apegarse a las especificaciones técnicas Leyes y Reglamentos que rigen el Desarrollo Urbano del Estado de Baja California, así como el cumplimiento de las licencias respectivas para los servicios públicos, debiendo estar autorizadas por las dependencias correspondientes.

Sin otro particular quedo de usted.

H. AYUNTAMIENTO DE PLAYAS DE ROSARITO
DESPACHADO
08 ABR 2014
DIRECCION DE CONTROL URBANO

Atentamente
"POR UN GOBIERNO QUE ENTIENDE Y ATIENDE A LA GENTE"

GOBIERNO CONSTITUCIONAL ... H. AYUNTAMIENTO DE PLAYAS DE ROSARITO
DIRECCION DE CONTROL URBANO

C.P. Andrés Gómez Nájera
Director De Control Urbano
H. VI. Ayuntamiento de Playas de Rosarito, B. C.

Ing. Juan Manuel Díaz Ríos
Jefe del Departamento De Uso de Suelo
H. V. Ayuntamiento de Playas de Rosarito, B. C.